Exhibit 10.2

TWILIO
AMENDED AND RESTATED
2008 STOCK OPTION PLAN
1.Purposes of the Plan. The purposes of this Amended and Restated 2008 Stock Option Plan, as amended and restated, are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business.
2.Definitions. As used herein, the following definitions shall apply:
(a)“Administrator” means the Board or any of its Committees as shall administer the Plan in accordance with Section 4 hereof.
(b)“Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.
(c)“Award” or “Awards”, except when referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock Units or any combination of the foregoing.
(d)“Award Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement may contain terms and conditions in addition to those set forth in the Plan; provided, however in the event of any conflict in the terms of the Plan and the Award Agreement, the terms of the Plan shall govern.
(e)“Board” means the Board of Directors of the Company.
(f)“Change in Control” means either (i) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation or stock transfer; but excluding any such transaction effected primarily for the purpose of changing the domicile of the Company), unless the Company's stockholders of record immediately prior to such transaction or series of related transactions hold, immediately after such transaction or series of related transactions, at least 50% of the voting power of the surviving or acquiring entity (provided that the sale by the Company of its securities for the purposes of raising additional funds shall not constitute a Change of Control hereunder); or (ii) a sale of all or substantially all of the assets of the Company.
(g)“Code” means the Internal Revenue Code of 1986, as amended.
(h)“Committee” means a committee of Directors appointed by the Board in accordance with Section 4 hereof.
(i)“Common Stock” means the Common Stock of the Company.
(j)“Company” means Twilio Inc., a Delaware corporation.
(k)“Consultant” means any natural person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity and who satisfies the requirements of subsection (c)(l) of Rule 701 under the Securities Act of 1933, as amended.
(l)“Director” means a member of the Board.
(m)“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.
(n)“Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute “employment” by the Company.
(o)“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(p)“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market or The NASDAQ SmallCap Market of The NASDAQ Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii)If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices of the Common Stock on the day of determination; or
(iii)In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.
(q)“Holder” means, with respect to an Award or any Shares, the Person holding such Award or Shares, including the initial recipient of the Award.
(r)“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
(s)“IPO” means the effective date of the Company’s first registration statement on Form S-1 (or similar) following which the Common Stock becomes publicly traded.
(t)“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
(u)“Option” means a stock option granted pursuant to the Plan. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.
(v)“Optioned Stock” means the Common Stock subject to an Option.
(w)“Optionee” means the Holder of an outstanding Option granted under the Plan.
(x)“Parent” means a “parent corporation,” defined in Section 424(e) of the Code.
(y)“Person” shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.
(z)“Plan” means this Amended and Restated 2008 Stock Option Plan.
(aa)“Restricted Stock Unit” means an Award of phantom stock units to a grantee, which may be settled in cash or Shares as determined by the Committee, pursuant to Section 9.
(bb)“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.
(cc)“Service Provider” means an Employee, Director or Consultant.
(dd)“Share” means a share of the Common Stock, as adjusted in accordance with Section 12 below.
(ee)“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
3.Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 25,146,6351 Shares.

1 Includes original plan reserve of 750,000 shares approved by the Board on April 21, 2008, an increase of 1,250,000 shares approved by the Board on December 17, 2009, an increase of 1,246,609 shares approved by the Board on November 1, 2010, an increase of 1,272,896 shares approved by the Board on August 25, 2011, an increase of 1,000,000 shares approved by the Board on May 16, 2013, an increase of 1,500,000 shares approved by the Board on March 25, 2014, an increase of 1,000,000 shares approved by the Board on September 24, 2014, an increase of 1,000,000 shares approved by the Board on December 16, 2014, an increase of 1,000,000 shares approved by the Board on January 27, 2015, an increase of 4,000,000 shares approved by the Board on April 22, 2015, an increase of 1,000,000 shares approved by the Board on February 4, 2016, an increase of 3,000,000 shares approved by the Board on April 13, 2016 and an increase of 107,625 shares approved by the Board on May 13, 2016.

The aggregate number of Shares which may be issued upon the exercise of Incentive Stock Options shall in no event exceed 25,146,635 Shares (subject to adjustment pursuant to Section 12 of the Plan). The number of Shares which are subject to Awards or other rights outstanding at any time shall not exceed the number of Shares which then remain available for issuance under the Plan. The Shares may be authorized but unissued, or reacquired Common Stock.
For purposes of this limitation, the Shares underlying any Awards that are forfeited, canceled, satisfied without the issuance of Shares or otherwise terminated (other than by exercise) and Shares that are withheld upon exercise of any Option or settlement of an Award to cover the exercise price or tax withholding shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of an Option or settlement of an Award, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock issued pursuant an Option are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.
4.Administration of the Plan.
(a)Administrator. The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws
(b)Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion to:
(i)determine the Fair Market Value;
(ii)select the Service Providers to whom Awards may from time to time be granted hereunder;
(iii)determine the number of Shares to be covered by each such Award granted hereunder;
(iv)approve forms of Award Agreements for use under the Plan;
(v)to determine the terms and conditions of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Awards or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;
(vi)prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;
(vii)to require the Company to, or allow Holders to, satisfy withholding tax obligations by having the Company withhold from the Shares to be issued upon exercise of an Option or settlement of Restricted Stock Units that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. Unless otherwise required by the Administrator, elections by Holders to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary and advisable; and
(viii)construe and interpret the terms of the Plan and Awards granted pursuant to the Plan.
(c)Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all persons, including the Company and all Holders.
5.Eligibility. Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.
6.Limitations.
(a)Incentive Stock Option Limit. Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.
(b)At Will Employment. Neither the Plan nor any Award shall confer upon any grantee any right with respect to continuing the grantee’s relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause, and with or without notice.

7.Term of Plan. Subject to shareholder approval in accordance with Section 18, the Plan shall become effective upon its adoption by the Board. Unless sooner terminated under Section 14, it shall continue in effect for a term of ten (10) years from the later of (a) the effective date of the Plan, or (b) the date of the most recent Board approval of an increase in the number of shares reserved for issuance under the Plan.
8.Stock Options.
Upon the grant of an Option, the Company and the Optionee shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and Optionees.
(a)Term of Option. The term of each Option shall be stated in the Award Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.
(b)Option Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:
(i)In the case of an Incentive Stock Option
(A)granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.
(B)granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.
(ii)In the case of an Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.
(iii)Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.
(c)Forms of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of, without limitation, (1) cash, (2) check, (3) promissory note, (4) other Shares, provided Shares acquired directly from the Company (x) have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company. Notwithstanding the foregoing, the Administrator may permit an Optionee to exercise his or her Option by delivery of a full- recourse promissory note secured by the purchased Shares. The terms of such promissory note shall be determined by the Administrator in its sole discretion.
(d)Exercise of Option.
(i)Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. Except in the case of Options granted to officers, Directors and Consultants, Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the Options are granted. Unless the Administrator provides otherwise, vesting of Options granted hereunder to officers and Directors will be suspended during any unpaid leave of absence. An Option may not be exercised for fraction of a Share.
An Option shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (B) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
(ii)Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within thirty (30) days of termination, or such longer period of time as specified in the Award Agreement, to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
(iii)Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within six (6) months of termination, or such longer period of time as specified in the Award Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of Option as set forth in the Award Agreement). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
(iv)Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within six (6) months following the Optionee’s death, or such longer period of time as specified in the Award Agreement, to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) by the Optionee’s designated beneficiary, provided such beneficiary has been designated prior to Optionee’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee’s estate or by the person(s) to whom the Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
(v)Repurchase Rights and Transfer Restrictions. Shares purchased on exercise of Options shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board may determine. Such restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions otherwise applicable to holders of Shares generally. Unless determined otherwise by the Administrator, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee, only by the Optionee. If the Administrator in its sole discretion makes an Option transferable, such Option may only be transferred by (i) will, (ii) the laws of descent and distribution, (iii) instrument to an inter vivos or testamentary trust in which the Option is to be passed to beneficiaries upon the death of the Optionee, or (iv) gift to a member of the Optionee’s immediate family (as such term is defined in Rule 16a-l(e) of the Exchange Act). In addition, any transferable Option shall contain additional terms and conditions as the Administrator deems appropriate.
9.Restricted Stock Units.
(a)Nature of Restricted Stock Units. The Committee may, in its sole discretion, grant to an eligible person under Section 5 hereof Restricted Stock Units under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Vesting conditions may be based on continuing service with the Company, achievement of pre-established performance goals and objectives and/or other such criteria as the Committee may determine. Upon the grant of Restricted Stock Units, the grantee and the Company shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee and may differ among individual Awards and grantees. On or promptly following the vesting date or dates applicable to any Restricted Stock Unit, but in no event later than March 15 of the year following the year in which such vesting occurs, such Restricted Stock Units shall be settled in the form of cash or Shares, as specified in the Award Agreement. Restricted Stock Units may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of.
(b)Rights as a Stockholder. A grantee shall have the rights of a stockholder only as to Shares, if any, acquired upon settlement of Restricted Stock Units. A grantee shall not be deemed to have acquired any such Shares unless and until the Restricted Stock Units shall have been settled in Shares pursuant to the terms of the Plan and the Award Agreement, the Company shall have issued and delivered a certificate representing the Shares to the grantee (or transferred on the records of the Company with respect to uncertificated stock), and the grantee’s name has been entered in the books of the Company as a stockholder.
(c)Termination. Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s cessation of service relationship with the Company and any Subsidiary for any reason.
(d)Repurchase Rights and Transfer Restrictions. Shares received when Restricted Stock Units are settled, if any, shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board may determine. Such restrictions shall be set forth in the applicable Restricted Stock Unit Agreement and shall apply in addition to any restrictions otherwise applicable to holders of Shares generally.

10.Tax Withholding.
(a)Payment by Grantee. Each Holder shall, no later than the date as of which the value of an Award or of any Shares or other amounts received thereunder first becomes includable in the gross income of the grantee or Holder for income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver stock certificates (or evidence of book entry) to any grantee is subject to and conditioned on any such tax withholding obligations being satisfied by the grantee.
(b)Payment in Shares. The Company’s minimum required tax withholding obligation may be satisfied, in whole or in part, by the Company withholding from Shares to be issued pursuant to an Award a number of Shares having an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due. In addition, the required tax withholding obligation may be satisfied, in whole or in part, by an arrangement whereby a certain number of Shares issued upon exercise or settlement of an Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.
11.Section 409A Awards.
To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as may be specified by the Committee from time to time. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (a) six (6) months and one (1) day after the grantee’s separation from service, or (b) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. The Company makes no representation or warranty and shall have no liability to any grantee under the Plan or any other Person with respect to any penalties or taxes under Section 409A that are, or may be, imposed with respect to any Award.
12.Adjustments Upon Changes in Capitalization, Merger or Change in Control.
(a)Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number and type of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, and the number and type of Shares covered by each outstanding Award, as well as the price per Share covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number or type of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, type or price of Shares subject to an Award.
(b)Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Holder as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares and that Restricted Stock Units shall fully vest, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.
(c)Merger or Change in Control. In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Award shall be assumed or an equivalent award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. If, in such event, the Award is not assumed or substituted, the Award shall terminate as of the date of the closing of the merger or Change in Control. For the purposes of this paragraph, the Award shall be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise or settlement of the Award, for each Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of common stock in the merger or Change in Control.

13.Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such later date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Award is so granted within a reasonable time after the date of such grant.
14.Amendment and Termination of the Plan.
(a)Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.
(b)Shareholder Approval. The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
(c)Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Holder, unless mutually agreed otherwise between the Holder and the Administrator, which agreement must be in writing and signed by the Holder and the Company. Except as provided in Section 12, without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Options, effect repricing through cancellation and re-grants or cancellation of Options in exchange for cash or other Awards or effect cash buyouts of underwater Options. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
15.Conditions Upon Issuance of Shares.
(a)Legal Compliance. Shares shall not be issued pursuant to the exercise or settlement of an Award unless the exercise or settlement of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.
(b)Investment Representations. As a condition to the exercise or settlement of an Award, the Administrator may require the Holder to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
16.Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
17.Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
18.Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

TWILIO INC.

2008 STOCK OPTION PLAN
STOCK OPTION AGREEMENT—EARLY EXERCISE

Unless otherwise defined herein, the terms defined in the 2008 Stock Option Plan shall have the same defined meanings in this Stock Option Agreement—Early Exercise.

I.                                         NOTICE OF STOCK OPTION GRANT

Name:

Address:

The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant

Vesting Commencement Date

Exercise Price per Share	$

Total Number of Shares Granted

Total Exercise Price	$

Type of Option	x	Incentive Stock Option

	o	Nonstatutory Stock Option

Term/Expiration Date

Vesting Schedule:

This Option is exercisable, in whole or in part, according to the following schedule:

[Twenty-five percent (25%) of the Shares subject to the Option shall vest twelve (12) months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date, subject to Optionee continuing to be a Service Provider on such dates.]

Notwithstanding the foregoing and anything contrary in the Plan, to the extent the successor corporation in a merger or Change in Control refuses to assume or substitute for this Option, then the Optionee shall fully vest in and have the right to exercise this Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If this Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or Change in Control, the Administrator shall notify the Optionee in writing or electronically that this Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and this Option shall terminate upon the expiration of such period.

Termination Period:

This Option shall be exercisable for three (3) months after Optionee ceases to be a Service Provider.  Upon Optionee’s death or Disability, this Option may be exercised for one (1) year after Optionee ceases to be a Service Provider.  In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II.                                    AGREEMENT

1.                                       Grant of Option .  The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”).

2.                                       Exercise of Option . This Option shall be exercisable during its term as follows:

(a)                                  Right to Exercise .

(i)                                      Subject to subsections 2(a)(ii) and 2(a)(iii) below, this Option shall be exercisable cumulatively according to the vesting schedule set forth in the Notice of Stock Option Grant.  Alternatively, at the election of the Optionee, this Option may be exercised in whole or in part at any time as to Shares which have not yet vested.  Vested Shares shall not be subject to the Company’s repurchase right (as set forth in the Restricted Stock Purchase Agreement, attached hereto as Exhibit C-1 ).

(ii)                                   As a condition to exercising this Option for unvested Shares, the Optionee shall execute the Restricted Stock Purchase Agreement.

(iii)                                This Option may not be exercised for a fraction of a Share.

(b)                                  Method of Exercise . This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

3.                                       Optionee’s Representations .  In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B .

4.                                       Lock-up Period . Optionee hereby agrees that Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act plus such period of time (not to exceed 35 days) as may be required by the Company or the underwriter to accommodate regulatory restrictions.

Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Optionee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day (plus up to 35 additional days) period. Optionee agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section.

5.                                       Method of Payment .                                Payment of the aggregate Exercise Price shall be by any the following, or a combination thereof, at the election of the Optionee:

(a) cash or check;

(b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(c) surrender of other Shares which, (i) in the case of Shares acquired from the Company, either directly or indirectly, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

6.                                       Restrictions on Exercise . This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

7.                                       Non-Transferability of Option and Shares . This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee. The Shares are subject to restrictions on transfer as set forth in the Company’s bylaws and the Exercise Notice.

8.                                       Term of Option .  This Option may be exercised only within the term set out in the Notice of Grant, and maybe exercised during such term only in accordance with the Plan and the terms of this Option.

9.                                       Tax Obligations .

(a)                                  Withholding Taxes. Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b)                                  Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of the date two (2) years after the Date of Grant, or (2) the date one (1) year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company of the compensation income recognized by the Optionee.

(c)                                   Code Section 409A.  Under Code Section 409A, an Option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less then the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.”  An Option that is a “discount option” may result in (i) income recognition by Optionee prior to the exercise of the Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges.  The “discount option” may also result in additional state income, penalty and interest tax to the Optionee.  Optionee acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination.  Optionee agrees that if the IRS determines that the Option was granted with a per share exercise price that was less than the Fair Market Value of a Share on the date of grant, the Optionee shall be solely responsible for the Optionee’s costs related to such a determination.

10.                                Entire Agreement; Governing Law . The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of California.

11.                                No Guarantee of Continued Service . OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.

Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE

Signature

Residence Address:

TWILIO INC.

By:
Lee Kirkpatrick
Secretary

EXHIBIT A

2008 STOCK OPTION PLAN

EXERCISE NOTICE

Twilio Inc.
645 Harrison Street, 3rd Floor
San Francisco CA 94107

Attention:  Lee Kirkpatrick

1.                                       Exercise of Option . Effective as of today,             ,      , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                shares of the Common Stock (the “Shares”) of Twilio Inc. (the “Company”) under and pursuant to the 2008 Stock Option Plan (the “Plan”) and the Stock Option Agreement dated                 (the “Option Agreement”).

2.                                       Delivery of Payment . Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3.                                       Representations of Optionee .  Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.                                       Rights as Shareholder . Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

5.                                       Company’s Right of First Refusal . Subject to Section 6 hereof, before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(a)                                  Notice of Proposed Transfer . The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”) (iii) the number of Shares to be transferred to each Proposed Transferee and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b)                                  Exercise of Right of First Refusal . At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to anyone or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c)                                   Purchase Price . The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d)                                  Payment . Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)                                   Holder’s Right to Transfer . If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f)                                    Exception for Certain Family Transfers . Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares for no consideration during the Optionee’s lifetime to a member of the

Optionee’s Immediate Family or a trust for the benefit of the Optionee and/or the Optionee’s Immediate Family or on the Optionee’s death by will or intestacy to the Optionee’s beneficiary or estate shall be exempt from the provisions of this Section. “Immediate Family” as used herein shall mean any child, stepchild, or grandchild, any parent, stepparent, or grandparent, any spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, or any Spousal Equivalent (as defined below). As used herein, a person is deemed to be a spousal equivalent provided the individual: (i) is in an exclusive, continuous, committed relationship with the relevant Stockholder, has been in that relationship for the twelve (12) months prior to the relevant date and intends to be in that relationship indefinitely, (ii) no such relationship with any other person and is not married to any other person, (iii) shares a principal residence with the Optionee (other than as a tenant or employee), (iv) is at least eighteen (18) years of age and legally and mentally competent to consent to contract, (v) is not related by blood to the Optionee to a degree of kinship that would prevent marriage from being recognized under the law of the state in which the individual and the Optionee legally reside, and (vi) is jointly responsible with the Optionee for each other’s common welfare and financial obligations; provided that the Optionee who wishes to transfer Shares to a Spousal Equivalent under this Section 5 or Section 6 below must provide proof of (i) a joint mortgage, (ii) a joint lease or (iii) a joint bank account, in each case held by both the Optionee and their Spousal Equivalent.  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

(g)                                   Termination of Right of First Refusal . The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) immediately prior to the Company’s first firm commitment underwritten public offering of its securities pursuant to a registration statement under the Securities Act of 1933, as amended, or (ii) immediately prior to a Change in Control.

6.                                       Restriction on Transfer .  Notwithstanding anything in Section 5 to the contrary, the Holder may not Transfer (as defined below) the Shares except in accordance with this Section 6.

(a)                                  Restriction on Transfer .  The Holder may not sell, assign, transfer, pledge, encumber or in any manner dispose of (“ Transfer ”) any of the Shares, whether voluntarily or by operation of law, or by gift or otherwise, other than by means of a Permitted Transfer (as defined below).  If any provision(s) of any agreement(s) currently in effect by and between the Company and the Holder (the “ Stockholder Agreement(s) ”) conflicts with this Section 6(a), this Section 6(a) shall govern, and the remaining provision(s) of the Stockholder Agreement(s) that do not conflict with this Section 6(a) shall continue in full force and effect.

(b)                                  Permitted Transfers .  For purposes of this Section 6, a “ Permitted Transfer ” shall mean any of the following:

(i)                                      any Transfer by the Holder of any or all of the Shares to the Company;

(ii)                                   any Transfer by the Holder of any or all of the Shares to the Holder’s Immediate Family or a trust for the benefit of the Holder or the Holder’s Immediate Family;

(iii)                                any Transfer by the Holder of any or all of the Shares effected pursuant to the Holder’s will or the laws of intestate succession;

(iv)                               any Transfer of Shares approved by the Board of Directors.

Notwithstanding the foregoing, if a Permitted Transfer is approved pursuant to subsection (iv) of this Section 6(b) and the Shares of the transferring party are subject to co-sale rights pursuant to a Stockholder Agreement (the “ Co-Sale Rights ”), the persons and/or entities entitled to the Co-Sale Rights shall be permitted to exercise their respective Co-Sale Rights in conjunction with that specific Permitted Transfer without any additional approval of the Board of Directors.

(c)                                   Void Transfers .  Any Transfer of Shares shall be null and void unless the terms, conditions and provisions of this Section 6 and Section 5 are strictly observed and followed.

(d)                                  Termination of Restriction on Transfer .  The foregoing restriction on transfer set forth in this Section 6 shall lapse upon the earlier of (i) immediately prior to the consummation of a Change in Control, or (ii) immediately prior to the Company’s first firm commitment underwritten public offering of its securities pursuant to a registration statement under the Securities Act of 1933, as amended.

7.                                       Tax Consultation . Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition Or the Shares and that Optionee is not relying on the Company for any tax advice.

8.                                       Restrictive Legends and Stop-Transfer Orders .

(a)                                  Legends . Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND IN THE BYLAWS OF THE ISSUER, COPIES OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b)                                  Stop- Transfer Notices . Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, (if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)                                Refusal to Transfer . The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

9.                                       Successors and Assigns . The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

10.                                Interpretation . Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

11.                                Governing Law; Severability . This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of California. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Option Agreement will continue in full force and effect.

12.                                Entire Agreement . The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

OPTIONEE

[Name]

Residence Address:

TWILIO INC.

By:
Lee Kirkpatrick
Secretary

EXHIBIT B
INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	Twilio Inc.

SECURITY:	Common Stock

AMOUNT:	shares of Common Stock

DATE:

In connection with the purchase of the above-listed Securities, I, the undersigned Optionee, represent to the Company as follows:

(a) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate: evidencing the Securities will be imprinted with any legend required under applicable state securities laws.

(c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144.

(d)                                  Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption win be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Optionee’s signature

Address of Optionee’s Principal Residence:

EXHIBIT C-1

TWILIO INC.
2008 STOCK OPTION PLAN
RESTRICTED STOCK PURCHASE AGREEMENT

(Early Exercise Option)

THIS RESTRICTED STOCK PURCHASE AGREEMENT is made between                           (the “Purchaser”) and Twilio Inc. (the “Company”), as of           .

Unless otherwise defined herein, the terms defined in the 2008 Stock Plan shall have the same defined meanings in this Agreement.

RECITALS

(1)                                  Pursuant to the exercise of the Option granted to Purchaser under the Company’s 2008 Stock Option Plan and pursuant to the Stock Option Agreement (the “Option Agreement”) dated                , by and between the Company and Purchaser with respect to such grant, which Plan and Option Agreement is hereby incorporated by reference, Purchaser has elected to purchase           of those shares which have not become vested under the vesting schedule set forth in the Option Agreement (“Unvested Shares”).  The Unvested Shares and the shares subject to the Option Agreement which have become vested are sometimes collectively referred to herein as the “Shares.”

(2)                                  As required by the Option Agreement, as a condition to Purchaser’s election to exercise the option, Purchaser must execute this Restricted Stock Purchase Agreement, which sets forth the rights and obligations of the parties with respect to Shares acquired upon exercise of the Option.

1.                                       Repurchase Option .

(a)                                  If Purchaser ceases to be a Service Provider (as defined in the Company’s 2008 Stock Option Plan) for any reason, including for cause, death, or Disability, the Company shall have the right and option to purchase from Purchaser, or Purchaser’s personal representative, as the case may be, all of Purchaser’s Unvested Shares at the exercise price paid by Purchaser for such Shares in connection with the exercise of the Option (the “Repurchase Option”).

(b)                                  Unless the Company notifies Purchaser within 90 days from the date of termination of Purchaser’s employment or consulting relationship that it does not intend to exercise its Repurchase Option with respect to some or all of the Shares, the Repurchase Option shall be deemed automatically exercised by the Company as of the 90th day following such termination, provided that the Company may notify Purchaser that it is exercising its Repurchase Option as of a date prior to such 90th day.  Unless Purchaser is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Option as to some or all of the Shares to which it applies at the time of termination, execution of this Agreement by Purchaser constitutes written notice to Purchaser of the Company’s intention to exercise its Repurchase Option with respect to all Shares to which such Repurchase Option applies.  Upon such ninetieth (90th) day, the rights of Purchaser with respect to such Shares shall be solely to receive cash therefore.  The closing of the repurchase shall take place at the Company’s office.  At the closing, the holder of the certificates for the Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price therefor.  At the closing, the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and the rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unvested Shares being repurchased by the Company.

(c)                                   Whenever the Company shall have the right to repurchase Unvested Shares hereunder, the Company may designate and assign one or more employees, officers, directors or stockholders of the Company or other persons or organizations to exercise all or a part of the Company’s Repurchase Option under this Agreement and purchase all or a part of such Unvested Shares.

(d)                                  At its option, the Company may elect to make payment for the Unvested Shares to a bank selected by the Company.  The Company shall avail itself of this option by a notice in writing to Purchaser stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.

(e)                                   If the Company gives Purchaser notice that it does not elect to exercise the Repurchase Option conferred above, the Repurchase Option shall terminate.

(f)                                    One hundred percent (100%) of the Unvested Shares shall initially be subject to the Repurchase Option.  The Unvested Shares shall be released from the Repurchase Option in accordance with the Vesting Schedule set forth in the Notice of Grant until all Shares are released from the Repurchase Option.  Fractional Shares shall be rounded to the nearest whole share.

2.                                       Transferability of the Shares; Escrow .

(a)                                  Purchaser hereby authorizes and directs the secretary of the Company, or such other person designated by the Company from time to time, to transfer the Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

(b)                                  To ensure the availability for delivery of Purchaser’s Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 1, Purchaser hereby appoints the assistant secretary, or any other person designated by the Company from time to time as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the assistant secretary of the Company, or such other person designated by the Company from time to time, the share certificate(s) representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit C-2 .  The Unvested Shares and stock assignment shall be held by the assistant secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit C-3 hereto, until the Company exercises its Repurchase Option as provided in Section 1, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect.  Upon vesting of the Unvested Shares, the escrow agent shall promptly deliver to Purchaser the certificate or certificates representing such Shares in the escrow agent’s possession belonging to Purchaser, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

(c)                                   The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

(d)                                  Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws, the Company’s bylaws and as set forth in Sections 5 and 6 of the Exercise Notice (collectively, the “Transfer Restrictions”).  Any transferee shall hold such Shares subject to all the provisions hereof and the Exercise Notice executed by Purchaser with respect to any Unvested Shares purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement.  Any transfer or attempted transfer of any of the Shares not in accordance with the terms of this Agreement and all Transfer Restrictions shall be void and the Company may enforce the terms of this Agreement by stop transfer instructions or similar actions by the Company and its agents or designees.

3.                                       Ownership, Voting Rights, Duties .  This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

4.                                       Legends .  The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER AND IN THE BYLAWS OF THE ISSUER, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE COMPANY.

5.                                       Adjustment for Stock Split .  All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

6.                                       Notices .  Notices required hereunder shall be given in person or by registered mail to the address of Purchaser shown on the records of the Company, and to the Company at its principal executive office.

7.                                       Survival of Terms .  This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

8.                                       Section 83(b) Elections .

(a)                                  Election for Unvested Shares Purchased Pursuant to a Non-Qualified Stock Option .  Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of a Non-Qualified Stock Option for Unvested Shares, that unless an election is filed by Purchaser with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within thirty (30) days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase, there will be a recognition of taxable income to the Purchaser, measured by the excess, if any, of the fair market value of the Shares, at the time the Company’s Repurchase Option lapses over the purchase price for the Shares.  Purchaser represents that Purchaser has consulted any tax consultant(s) Purchaser deems advisable in connection with the purchase of the Shares or the filing of the Election under Section 83(b) and similar tax provisions.

(b)                                  Election for Unvested Shares Purchased Pursuant to an Incentive Stock Option .  Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of an Incentive Stock Option for Unvested Shares, that unless an election is filed by Purchaser with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within thirty (30) days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase, there will be a recognition of income to the Purchaser, for alternative minimum tax purposes, measured by the excess, if any, of the fair market value of the Shares at the time the Company’s Repurchase Option lapses over the purchase price for the Shares.  Purchaser represents that Purchaser has consulted any tax consultant(s) Purchaser deems advisable in connection with the purchase of the Shares or the filing of the Election under Section 83(b) and similar tax provisions.

PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) AND TO GIVE THE COMPANY A COPY THEREOF, EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER’S BEHALF.

9.                                       Representations .  Purchaser has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  Purchaser understands that Purchaser (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

10.                                Governing Law; Severability .  This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law.  Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

Purchaser represents that he or she has read this Agreement and is familiar with its terms and provisions.  Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

TWILIO INC.

By:
Lee Kirkpatrick
Secretary

PURCHASER

By:

Name:

Address:

EXHIBIT C-2

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I,     , hereby sell, assign and transfer unto            (          ) shares of the Common Stock of Twilio Inc. registered in my name on the books of said corporation represented by Certificate No.      herewith and do hereby irrevocably constitute and appoint                        to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Assignment Separate from Certificate may be used only in accordance with the Restricted Stock Purchase Agreement between Twilio Inc. and the undersigned dated               .

Dated:

Signature:

INSTRUCTIONS:   Please do not fill in any blanks other than the signature line.  The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Restricted Stock Purchase Agreement, without requiring additional signatures on the part of Purchaser.

EXHIBIT C-3

JOINT ESCROW INSTRUCTIONS

Lee Kirkpatrick
Twilio Inc.
645 Harrison Street, 3rd Floor
San Francisco CA 94107

As Escrow Agent for both Twilio Inc. (the “Company”) and the undersigned purchaser of stock of the Company (the “Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (“Agreement”) between the Company and the undersigned, in accordance with the following instructions:

1.                                       In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the “Company”) exercises the Company’s Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company.  Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2.                                       At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or a combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company’s Repurchase Option.

3.                                       Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement.  Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute, with respect to such securities, all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities.  Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4.                                       Upon written request of Purchaser, but no more than once per calendar year, unless the Company’s Repurchase Option has been exercised, you will deliver to Purchaser a certificate or certificates representing the number of shares of stock as are not then subject to the Company’s Repurchase Option.  Within one hundred twenty (120) days after Purchaser ceases to be a Service Provider, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company’s Repurchase Option.

5.                                       If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

6.                                       Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7.                                       You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties.  You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8.                                       You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9.                                       You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10.                                You shall not be liable for the expiration of any rights under any applicable state, federal or local statute of limitations or similar statute or regulation with respect to these Joint Escrow Instructions or any documents deposited with you.

11.                                You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

12.                                Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party.  In the event of any such termination, the Company shall appoint a successor Escrow Agent.

13.                                If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14.                                It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15.                                Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at such addresses as a party may designate by written notice to each of the other parties hereto.

16.                                By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17.                                This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18.                                These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding that body of law pertaining to conflicts of law.

(Signature Page Follows)

IN WITNESS WHEREOF, these Joint Escrow Instructions shall be effective as of the date first set forth above.

TWILIO INC.

By:
Lee Kirkpatrick
Secretary

PURCHASER:

By:

Name:

Address:

ESCROW AGENT:

By:

Name:

Title:

ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer’s gross income or alternative minimum taxable income, as applicable, for the current taxable year, the amount of any income that may be taxable to taxpayer in connection with taxpayer’s receipt of the property described below:

1.                                       The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER:

ADDRESS:   «Address»

IDENTIFICATION NO. OF TAXPAYER:

TAXABLE YEAR:

2.                                       The property with respect to which the election is made is described as follows:

                         shares of the Common Stock of Twilio, Inc., a Delaware corporation (the “Company”).

3.                                       The date on which the property was transferred is:

4.                                       The property is subject to the following restrictions:

Repurchase option at cost in favor of the Company upon termination of taxpayer’s employment or consulting relationship.

5.                                       The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $

6.                                       The amount (if any) paid for such property: $

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property.  The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner .

Dated:	Signed:

TWILIO INC.
2008 STOCK OPTION PLAN, AS AMENDED AND RESTATED
RESTRICTED STOCK UNIT AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the 2008 Stock Option Plan, as amended and restated shall have the same meanings in the Restricted Stock Unit Award Agreement.

I.                                         NOTICE OF RESTRICTED STOCK UNIT GRANT

Name:

Address:

Pursuant to the 2008 Stock Option Plan, as amended and restated (the “Plan”), the undersigned grantee (“Grantee”) has been granted Restricted Stock Units, subject to the terms and conditions of the Plan and this Restricted Stock Unit Award Agreement (this “Agreement”), as follows:

Date of Grant

Vesting Commencement Date

Total Number of Restricted Stock Units Granted (“RSUs”)

Expiration Date	[ 7 years from Date of Grant ]

Time Vesting Schedule:  The first 25% of the RSUs shall time-vest on the first to occur of March 15, June 15, September 15 or December 15 (or the first business day after such date if such date is not a business day) on or following the first anniversary of the Vesting Commencement Date if the Grantee continues as a Service Provider through such date (the “Cliff Date”).  The remaining 75% of the RSUs shall time-vest in 12 equal quarterly installments following the Cliff Date if the Grantee continues as a Service Provider through each such date.

[Notwithstanding the foregoing and anything contrary in the Plan, in the event of a Change in Control that occurs while the Grantee is a Service Provider, to the extent the successor corporation in such Change in Control refuses to assume or substitute for these RSUs, then the time-vesting shall be deemed 100% satisfied with respect to the RSUs.]

Performance Vesting Condition:  The first to occur of a Change in Control or an IPO.

II.                                    AGREEMENT

1.                                       Restrictions on Transfer of Award .  This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (a) the Restricted Stock Units have vested as provided in Section II.2. of this Agreement and (b) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2.                                       Vesting and Settlement of RSUs.

(a)          Vesting Conditions .  The RSUs are subject to both a time vesting schedule as set forth in Section I (the “Time Condition”) and performance vesting condition as set forth in Section I (the “Performance Vesting”), both of which must be satisfied prior to the Expiration Date before an RSU will be deemed vested and may be settled in accordance with this Agreement.

(b)  Vesting Date . Each date as of which both the Time Condition and Performance Vesting described above have been satisfied with respect to an RSU shall be referred to as a “Vesting Date.”  No Vesting Date shall occur after the Expiration Date.  To the extent an RSU has not satisfied both the Time Condition and the Performance Vesting, such RSU shall expire and be of no further force or effect on the Expiration Date. The Company shall not issue any fraction of a Share under this Agreement, and any fraction of a Share resulting from a computation made pursuant to the Time Condition shall be rounded to the nearest whole Share (with any one-half Share being rounded upward).

(c)           Termination of Service .  If the Grantee ceases to be a Service Provider for any reason prior to the satisfaction of the Time Condition, any RSUs that have not satisfied the Time Condition as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such forfeited RSUs.  Any RSUs that have satisfied the Time Condition as of the date that the Grantee ceases to be a Service Provider shall remain subject to the Performance Vesting set forth in Section I above, but shall expire and be of no further force or effect on the Expiration Date if no Vesting Date occurs prior to such Expiration Date.

(d)          Settlement of RSUs .  As soon as practicable following each Vesting Date, but in no event later than March 15th of the year following the calendar year in which the Vesting Date occurs, the Company shall issue to the Grantee the number of Shares equal to the number of RSUs that have satisfied the Time Condition and Performance Vesting on such Vesting Date.

(e)           Additional Shares or Substituted Securities . If, as a result of any reorganization, recapitalization, reincorporation, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Shares, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of securities of the Company, the Grantee’s RSUs may be adjusted pursuant to the Plan and the restrictions and conditions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Grantee.

(f)            Part-Time Employment and Leaves of Absence .  If the Grantee commences working on a part-time basis or if the Grantee’s status as a Service Provider changes from that of an Employee, then the Company may adjust the time vesting schedule set forth in Section I.  If the Grantee goes on a leave of absence, then the Company may adjust the time vesting schedule set forth in Section I in accordance with the Company’s leave of absence policy or the terms of such leave.

3.                                       Incorporation of Plan .  Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan.

4.                                       Tax Withholding .   Regardless of any action that the Company takes with respect to any or all income tax, social insurance, payroll tax, payment on account, or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to him or her (“Tax-Related Items”), the Grantee acknowledges that the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company.  The Grantee further acknowledges that the Company (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including, without limitation, the grant, vesting, or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such issuance, and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result.  The Grantee shall not make any claim against the Company or its Board, officers or employees related to Tax-Related Items arising from this Award or the Grantee’s other compensation.  Furthermore, if the Grantee has become subject to tax in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, the Grantee acknowledges that the Company may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to any relevant taxable or tax withholding event, as applicable, the Grantee will pay or make adequate arrangements satisfactory to the Company to satisfy all Tax-Related Items.  In this regard, the Grantee authorizes the Company, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i) payment by the Grantee to the Company; (ii) withholding from the Grantee’s wages or other cash compensation paid to him or her by the Company; (iii) withholding from proceeds of the sale of Shares acquired upon vesting and settlement of the Restricted Stock Units, either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization); or (iv) withholding in Shares to be issued upon vesting and settlement of the Restricted Stock Units.

To avoid negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates.  If the obligation for Tax-Related Items is satisfied by withholding in Shares, the Grantee is deemed, for tax purposes, to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Grantee’s participation in the Plan.

Finally, the Grantee shall pay to the Company any amount of Tax-Related Items that the Company may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described.  The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Company.

5.                                       Section 409A of the Code.   This Award is intended to constitute a “short term deferral” for purposes of Section 409A of the Code to the greatest extent possible, and otherwise is intended to comply with Section 409A of the Code, and the Award will be administered and interpreted in accordance with that intent.  To the extent that any provision of this Award Agreement is ambiguous as

3

to its exemption from, or compliance with, Section 409A of the Code, the provision shall be read in such a manner so that all payments hereunder are either exempt from, or comply with, Section 409A of the Code.  Solely for purposes of Section 409A of the Code, each issuance of Shares on a vesting date shall be considered a separate payment.  The Company makes no representation or warranty and shall have no liability to the Grantee or any other person if any provisions of this Award are determined to constitute deferred compensation subject to Section 409A of the Code but do not satisfy an exemption from, or the conditions of, such Section.

6.                                       Data Privacy Consent .  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Grantee (a) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (b) waives any privacy rights the Grantee may have with respect to the Relevant Information; (c) authorizes the Relevant Companies to store and transmit such information in electronic form; and (d) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate.  The Grantee shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

7.                                       Grantee’s Representations .  In the event any Shares acquired under this Award Agreement have not been registered under the Securities Act of 1933, as amended, the Grantee shall, if required by the Company, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A .

8.                                       Lock-up Period . Grantee hereby agrees that Grantee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Grantee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act plus such period of time (not to exceed thirty-five (35) days) as may be required by the Company or the underwriter to accommodate regulatory restrictions.

Grantee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Grantee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day (plus up to thirty-five (35) additional days) period. Grantee agrees that any transferee of the Shares acquired pursuant to this Award Agreement shall be bound by this Section.

9.                                       Company’s Right of First Refusal . Subject to Section 10 hereof, before any Shares held by Grantee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(a)          Notice of Proposed Transfer . The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”) (iii) the number of Shares to be transferred to each Proposed Transferee and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b)            Exercise of Right of First Refusal . At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to anyone or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c)           Purchase Price . The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.

(d)            Payment . Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)             Holder’s Right to Transfer . If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f)              Exception for Certain Family Transfers . Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares for no consideration during the Grantee’s lifetime to a member of the Grantee’s Immediate Family or a trust for the benefit of the Grantee and/or the Grantee’s Immediate Family or on the Grantee’s death by will or intestacy to the Grantee’s beneficiary or estate shall be exempt from the provisions of this Section. “Immediate Family” as used herein shall mean any child, stepchild, or grandchild, any parent, stepparent, or grandparent, any spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, or any Spousal Equivalent (as defined below). As used herein, a person is deemed to be a “Spousal Equivalent” provided the individual: (i) is in an exclusive, continuous, committed relationship with the relevant Stockholder, has been in that relationship for the twelve (12) months prior to the relevant date and intends to be in that relationship indefinitely, (ii) no such relationship with any other person and is not married to any other person, (iii) shares a principal residence with the Grantee (other than as a tenant or employee), (iv) is at least eighteen (18) years of age and legally and mentally competent to consent to contract, (v) is not related by blood to the Grantee to a degree of kinship that would prevent marriage from being recognized under the law of the state in which the individual and the Grantee legally reside, and (vi) is jointly responsible with the Grantee for each other’s common welfare and financial obligations; provided that the Grantee who wishes to transfer Shares to a Spousal Equivalent under this Section 9 or Section 10 below must provide proof of (A) a joint mortgage, (B) a joint lease or (C) a joint bank account, in each case held by both the Grantee and their Spousal Equivalent.  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

(g)             Termination of Right of First Refusal . The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) immediately prior to the Company’s first firm commitment underwritten public offering of its securities pursuant to a registration statement under the Securities Act of 1933, as amended, or (ii) immediately prior to a Change in Control.

10.                                Restriction on Transfer .  Notwithstanding anything in Section 9 to the contrary, the Holder may not Transfer (as defined below) the Shares except in accordance with this Section 10.

(a)          Restriction on Transfer .  The Holder may not sell, assign, transfer, pledge, encumber or in any manner dispose of (“Transfer”) any of the Shares, whether voluntarily or by operation of law, or by gift or otherwise, other than by means of a Permitted Transfer (as defined below).  If any provision(s) of any agreement(s) currently in effect by and between the Company and the Holder (the “Stockholder Agreement(s)”) conflicts with this Section 10(a), this Section 10(a) shall govern, and the remaining provision(s) of the Stockholder Agreement(s) that do not conflict with this Section 10(a) shall continue in full force and effect.

(b)          Permitted Transfers .  For purposes of this Section 10, a “Permitted Transfer” shall mean any of the following:

(i)                                      any Transfer by the Holder of any or all of the Shares to the Company;

(ii)                                   any Transfer by the Holder of any or all of the Shares to the Holder’s Immediate Family or a trust for the benefit of the Holder or the Holder’s Immediate Family;

(iii)                                any Transfer by the Holder of any or all of the Shares effected pursuant to the Holder’s will or the laws of intestate succession; or

(iv)                               any Transfer of Shares approved by the Board.

Notwithstanding the foregoing, if a Permitted Transfer is approved pursuant to subsection (iv) of this Section 10(b) and the Shares of the transferring party are subject to co-sale rights pursuant to a Stockholder Agreement (the “Co-Sale Rights”), the persons and/or entities entitled to the Co-Sale Rights shall be permitted to exercise their respective Co-Sale Rights in conjunction with that specific Permitted Transfer without any additional approval of the Board.

(c)           Void Transfers .  Any Transfer of Shares shall be null and void unless the terms, conditions and provisions of this Section 10 and Section 9 are strictly observed and followed.

(d)          Termination of Restriction on Transfer .  The foregoing restriction on transfer set forth in this Section 10 shall lapse upon the earlier of (i) immediately prior to the consummation of a Change in Control, or (ii) immediately prior to the Company’s first firm commitment underwritten public offering of its securities pursuant to a registration statement under the Securities Act of 1933, as amended.

11.        Tax Consultation . The Grantee understands that the Grantee may suffer adverse tax consequences as a result of his or her purchase or disposition of the Shares. The Grantee represents that he or she has consulted with any tax consultants that he or she deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

12.        Restrictive Legends and Stop-Transfer Orders .

(a)                                  Legends . The Grantee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND IN THE BYLAWS OF THE ISSUER, COPIES OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b)          Stop- Transfer Notices . The Grantee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, (if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)           Refusal to Transfer . The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

13.                                Successors and Assigns . The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

14.                                Interpretation . Any dispute regarding the interpretation of this Agreement shall be submitted by the Grantee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

15.                                Entire Agreement . The Plan is incorporated herein by reference. This Agreement, the Plan, the Award Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee.

16.                                Governing Law . This agreement is governed by the internal substantive laws but not the choice of law rules of California.

17.                                No Guarantee of Continued Service . The Grantee acknowledges and agrees that the time-based vesting pursuant to the vesting schedule hereof is earned only by continuing as a Service Provider at the will of the Company (not through the act of being hired, being granted this Award or acquiring Shares hereunder).  The Grantee further acknowledges and agrees that this Agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as a Service Provider for the vesting period, for any period, or at all, and shall not interfere in any way with the Grantee’s right or the Company’s right to terminate the Grantee’s relationship as a Service Provider at any time, with or without cause.  Nothing herein alters the “at will” nature of Grantee’s service with the Company.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

The Grantee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award subject to all of the terms and provisions thereof.  The Grantee has reviewed the Plan and this Award in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Agreement.  Electronic acceptance pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.  The Grantee further agrees that the Company may deliver by email all documents relating to the Plan or this Award (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission).  The Grantee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company.

The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Award Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated below.

GRANTEE

Signature

Residence Address:

TWILIO INC.

By:
Lee Kirkpatrick
Secretary

EXHIBIT A
INVESTMENT REPRESENTATION STATEMENT

GRANTEE:

COMPANY:	Twilio Inc.

SECURITY:	Common Stock

AMOUNT:	shares of Common Stock

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Grantee represent to the Company as follows:

(a) Grantee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Grantee is acquiring these Securities for investment for his or her own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) The Grantee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Grantee’s investment intent as expressed herein. In this connection, Grantee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Grantee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Grantee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Grantee further acknowledges and understands that the Company is under no obligation to register the Securities. Grantee understands that the certificate: evidencing the Securities will be imprinted with any legend required under applicable state securities laws.

(c) Grantee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Restricted Stock Unit Award to the Grantee, the settlement will be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Restricted Stock Unit Award, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144.

(d)                             Grantee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption win be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Grantee understands that no assurances can be given that any such other registration exemption will be available in such event.

Grantee’s signature

Address of Grantee’s Principal Residence:

Neither this document, nor any stock option agreement connected with it, is an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 (“FSMA”) and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with the UK EMI Sub-Plan to the Twilio, Inc. 2008 Stock Option Plan (the “Sub-Plan”).  The Sub-Plan is exclusively available to bona fide employees and former employees of Twilio, Inc, Twilio Europe Limited and any other UK Subsidiary.

UK EMI SUB-PLAN TO THE
TWILIO INCORPORATED
2008 STOCK OPTION PLAN

Additional Terms and Conditions for Options received by Optionees resident in the UK

1.                                       The purpose of this Sub-Plan is to provide incentives for present and future UK tax resident employees of Twilio, Inc, Twilio Europe Limited and any other UK Subsidiary through the grant of options over shares of Common Stock of Twilio, Inc (the “Company”).

2.                                       Capitalized terms are defined in the Company’s 2008 Stock Option Plan (the “Plan”), subject to the provisions of this Sub-Plan.

3.                                       References to Incentive Stock Options and Nonstatutory Stock Options shall not apply to Options granted under the Sub-Plan.

4.                                       The Options granted under this Sub-Plan shall either be designated as EMI Options or as Unapproved Options.

5.                                       This Sub-Plan is governed by the Plan and all its provisions shall be identical to those of the Plan SAVE THAT (i) “Sub-Plan” shall be substituted for “Plan” where applicable and (ii) the following provisions shall be as stated in this Sub-Plan in order to accommodate the specific requirements of the laws of England and Wales:

1.                                       SECTION 1.  Purposes of the Plan .

This section shall be deleted in its entirety and replaced with the following:

“The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Directors, and to promote the success of the Company’s business.  Options granted under the Plan may be EMI Options or Unapproved Options, as determined by the Administrator at the time of grant.”

2.                                       SECTION 2.  Definitions .

(a)                                  The following definitions shall be deleted without being replaced:

Consultant, Incentive Stock Option and Nonstatutory Stock Option.

(b)                                  The following definitions shall be deleted and replaced with the following:

“Applicable Laws” means the requirements relating to the administration of stock option plans under the applicable laws of any country or jurisdiction where Options are granted under the Plan.

“Director” means a member of the Board who is an Employee.

“Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.  A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.  Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

“Service Provider” means an Employee.

(a)                                  The following definitions shall be included:

“Data” means certain personal information about the Optionee, including, but not limited to, name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any stock, units or directorships held in the Company or any Subsidiary, details of all options or other entitlement to shares awarded, cancelled, exercised, vested, unvested, or outstanding in the Optionee’s favour.

“Data Recipients” means third parties assisting the Company in the implementation, administration, and management of the Plan.

“Disqualifying Event” shall have the meaning given to it in sections 534, 535 and 536 of ITEPA.

“Eligible Employee” means an Employee who fulfills the requirements of Part 4, Schedule 5 of ITEPA.

“EMI Option” means a qualifying EMI option which meets the requirements of Schedule 5 of ITEPA.

“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

“Joint Election” means an election (in such terms and such form as provided in paragraphs 3A and 3B of Schedule 1 to the Social Security Contributions and Benefits Act 1992), which has been approved by HM Revenue & Customs for the transfer of the whole of or any liability of the Secondary Contributor for any Secondary NIC Liability.

“Option Tax Liability” means any liability or obligation of the Company and/or any Subsidiary to account (or pay) for income tax (under the UK withholding system of PAYE (pay as you earn)) or any other taxation provisions and primary class 1 National Insurance Contributions in the United Kingdom to the extent arising from the grant, exercise, assignment, release, cancellation or any other disposal of an Option or arising out of the acquisition, retention and disposal of the Shares acquired under this Plan.

“Personal Representative” means the personal representative(s) of an Optionee (being either the executors of his will or if he dies intestate the duly appointed administrator(s) of his estate) who have provided to the Board evidence of their appointment as such.

“Secondary Contributor” means a person or company who has a liability to account (or pay) the Secondary NIC Liability to HMRC.

“Secondary NIC Liability” means any liability to employer’s Class 1 National Insurance Contributions to the extent arising from the grant, exercise, release cancellation of an Option or arising out of the acquisition, retention and disposal of the Shares acquired pursuant to an Option.

“Section 431 Election” means an election made under section 431 of ITEPA.

“Sub-Plan” means this UK EMI Sub-Plan to the Plan.

“Taxable Event” means any occasion on which an Option Tax Liability or Secondary NIC Liability arises in connection with an Option or any award of Stock under it.

“UK Subsidiary” means a Subsidiary of the Company which is incorporated in the UK.

“Unapproved Option” means an option over shares in the Company that is neither an HM Revenue & Customs approved company share option (under Schedule 4 ITEPA) nor an enterprise management incentive (EMI) option which meets the requirements of Schedule 5 ITEPA.

3.                                       SECTION 3.  Stock Subject to the Plan .

The first sentence of this section shall be deleted and replaced with the following:

“Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be subject to option and sold is defined in the Plan .”

4.                                       SECTION 4.  Administration of the Plan .

(a)                                  Section 4 (b) (vii) shall be deleted in its entirety.  The word “and” shall be added to the end of section 4 (b) (vi).

(b)                                  Section 4 (b) (viii) shall be deleted and replaced with the following:

“construe and interpret the terms of the Plan and Options granted pursuant to the Plan.”

(c)                                   The following shall be inserted as a new section, section 4 (d):

“ Tax Withholding .  In the event that the Company or any Subsidiary determines that it is required to account to HM Revenue & Customs for any Option Tax Liability or Secondary NIC Liability (under the Option Agreement) arising from the grant, exercise, assignment, release, cancellation or any other disposal of an Option or arising out of the acquisition, retention and disposal of the shares acquired pursuant to the Option, the Optionee, as a condition to the issue of shares in connection with the exercise of an Option, or on the grant, assignment, release or cancellation of an Option, shall make such arrangements satisfactory to the Company to enable it or any Subsidiary to satisfy any requirement to account for any Option Tax Liability (and, if applicable, any Secondary NIC Liability) that may arise in connection with the Option or the award of Shares pursuant to it including, but not limited to, arrangements satisfactory to the Company for withholding Stock that would otherwise be issued pursuant to the Option Agreement to the Optionee.”

5.                                       SECTION 5.  Eligibility .

This section shall be deleted and replaced with the following:

“Unapproved Options may be granted to Service Providers.  EMI Options may be granted only to Eligible Employees.”

6.                                       SECTION 6.  Limitations .

(a)                                  Section 6 (a) shall be deleted and replaced with the following:

“EMI Option Limit . Each Option shall be designated in the Option Agreement as either an EMI Option or an Unapproved Option. If designated in the Notice of Stock Option Grant as an EMI Option, this Option is intended to qualify as an EMI Option.  Nevertheless, to the extent that it exceeds the £250,000 limit included in part 2 of Schedule 5 of ITEPA (or such other limit for the time being in Part 2 of Schedule 5 of ITEPA), or for any other reason, fails in whole or in part to be an EMI Option, the Option or the lesser part will be treated as an Unapproved Option. In no event shall the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Optionee (or any other person) due to the failure of the Option to qualify for any reason as an EMI Option.”

(b)                                  The phrases “At Will” (in the section title) and “at any time, with or without cause, and with or without notice” (at the end of the section) shall be deleted from section 6 (b).

7.                                       SECTION 7.  Term of Plan .

This section shall be deleted and replaced with the following:

“The Plan shall become effective upon its approval by the Board. Unless sooner terminated under Section 14, it shall continue in effect until the termination of the Plan, upon which this Sub-Plan will automatically terminate.”

8.                                       SECTION 8.  Term of Option .

The second sentence of this section shall be deleted.

9.                                       SECTION 9.  Option Exercise Price and Consideration .

(a)                                  Section 9 (a) shall be deleted in its entirety and replaced with the following:

“The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be no less than 100% of the Fair Market Value per Share on the date of grant.  Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.”

(b)                                  Section 9 (b) shall be deleted and replaced with the following:

“The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an EMI Option, shall be determined at the time of grant). Such consideration may consist of, without limitation, (1) cash, (2) cheque, (3) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (4) any combination of the foregoing methods of payment.  In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.”

10.                                SECTION 10.  Exercise of Options .

(a)                                  In section 10 (a), the following changes shall be made:

(i)                                      In the first paragraph, the phrase “and Consultants” shall be deleted, and in the same sentence, the word “and” inserted before the word “Director”.

(ii)                                   In the first sentence of the second paragraph, the phrase “(ii) a signed Joint Election and signed Section 431 Election,” shall be inserted after the phrase “person entitled to exercise the Option”.

(iii)                                In the same sentence, the phrase “(including any Option Tax Liability and any Secondary NIC Liability)” shall be added after the phrase “which the Option is exercised”.

(b)                                  Section 10 (d) shall be deleted and replaced with the following:

“If an Optionee dies while a Service Provider, the Option may be exercised within twelve (12) months following Optionee’s death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee’s Personal Representative only.  If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan.  If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.”

11.                                SECTION 11.  Limited Transferability of Options .

This section shall be deleted and replaced with the following:

“Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner and may be exercised  during the lifetime of the Optionee, only by the Optionee.  The Option may only be exercised by the Optionee’s Personal Representative on the death of the Optionee.”

12.                                SECTION 14.  Amendment and Termination of the Plan .

Section 14 (b) shall be deleted.

13.                                SECTION 18.  Shareholder Approval .

This section shall be deleted in its entirety.

TWILIO INC.

UK EMI SUB-PLAN TO THE 2008 STOCK OPTION PLAN
STOCK OPTION AGREEM ENT—EARLY EXERCISE

Unless otherwise defined herein, the terms defined in the 2008 Stock Option Plan shall have the same defined meanings in this Stock Option Agreement—Early Exercise.

I.              NOTICE OF STOCK OPTION GRANT

Name:

Address:

The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant 1	—

Vesting Commencement Date	Same as Date of Employment

Exercise Price per Share

Total Number of Shares Granted

Total Exercise Price

Type of Option	x	EMI Option

	o	Unapproved Option

Term/Expiration Date 2

Vesting Schedule:

This Option is exercisable, in whole or in part, according to the following schedule:

Twenty-five percent (25%) of the Shares subject to the Option shall vest twelve (12) months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date, subject to Optionee continuing to be a Service Provider on such dates.

_____________________
1   The Date of Grant is the date the Stock Option Agreement is signed.
2   For EMI Options, this date must not be later than the tenth anniversary of the Date of Grant.

Notwithstanding the foregoing and anything contrary in the Plan, to the extent the successor corporation in a merger or Change in Control refuses to assume or substitute for this Option, then the Optionee shall fully vest in and have the right to exercise this Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If this Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or Change in Control, the Administrator shall notify the Optionee in writing or electronically that this Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and this Option shall terminate upon the expiration of such period.

Termination Period:

This Option shall be exercisable for three (3) months after Optionee ceases to be a Service Provider. 3   Upon Optionee’s death or Disability, this Option may be exercised for one (1) year after Optionee ceases to be a Service Provider.  In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II.            AGREEMENT

1.             Grant of Option .  The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Stock Option Grant as an EMI Option, this Option is intended to qualify as an EMI Option.  Nevertheless, to the extent that it exceeds the £250,000 limit included in part 2 of Schedule 5 of ITEPA (or such other limit for the time being in Part 2 of Schedule 5 of ITEPA), or for any other reason, fails in whole or in part to be an EMI Option, the Option or the lesser part will be treated as an Unapproved Option. In no event shall the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Optionee (or any other person) due to the failure of the Option to qualify for any reason as an EMI Option.

2.             Exercise of Option . This Option shall be exercisable during its term as follows:

_____________________
3   It should be noted that the full tax favoured treatment of an EMI Option will not be available if the Option is exercised after 40 days of ceasing to be a Service Provider.

(a)           Right to Exercise .

(i)            Subject to subsections 2(a)(ii) and 2(a)(iii) below, this Option shall be exercisable cumulatively according to the vesting schedule set forth in the Notice of Stock Option Grant.  Alternatively, at the election of the Optionee, this Option may be exercised in whole or in part at any time as to Shares which have not yet vested.  Vested Shares shall not be subject to the Company’s repurchase right (as set forth in the Restricted Stock Purchase Agreement, attached hereto as Exhibit C-1 ).

(ii)           As a condition to exercising this Option for unvested Shares, the Optionee shall execute the Restricted Stock Purchase Agreement.

(iii)          This Option may not be exercised for a fraction of a Share.

Notice Concerning EMI Treatment:   If this option is designated as an EMI Option it ceases to qualify for favourable tax treatment as an EMI Option to the extent it is exercised (i) more than 40 days after the date the Optionee ceases to be an Eligible Employee for any reason other than death (ii) more than 12 months after the date the Optionee ceases to be an Employee by reason of death or (iii) more than 40 days following any Disqualifying Event under sections 534, 535 or 536 of ITEPA.

Where indicated as such, this Option is intended to be an EMI Option.  However, the Company, the persons administering the Sub-Plan, the relevant employing Company (or any of their respective employees or directors) do not make any warranty or representation that this Option will so qualify and will not be liable to you (or any other person) for any Option Tax Liability arising in connection with this Option as a result of the Option or part of the Option not qualifying or ceasing to qualify as an EMI Option.

(b)           Method of Exercise . This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the

Company of such fully executed Exercise Notice, signed Joint Election and signed Section 431 Election, accompanied by the aggregate Exercise Price (and any Option Tax Liability and any Secondary NIC Liability).

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

3.             Optionee’s Representations .  In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B .

4.             Lock-up Period . Optionee hereby agrees that Optionee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act plus such period of time (not to exceed 35 days) as may be required by the Company or the underwriter to accommodate regulatory restrictions.

Optionee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Optionee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day (plus up to 35 additional days) period. Optionee agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section.

5.             Method of Payment .          Payment of the aggregate Exercise Price shall be by any the following, or a combination thereof, at the election of the Optionee:

(a) cash or cheque; or

(b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan.

6.             Restrictions on Exercise . This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

7.             Non-Transferability of Option and Shares . This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee. The Shares are subject to restrictions on transfer as set forth in the Company’s bylaws and the Exercise Notice.

8.             Term of Option .  This Option may be exercised only within the term set out in the Notice of Grant, and maybe exercised during such term only in accordance with the Plan and the terms of this Option.

9.             Tax Obligations .

(a)           Withholding .  In the event that the Company determines that it or any Subsidiary is required to account to HM Revenue & Customs for the Option Tax Liability and any Secondary NIC Liability or to withhold any other tax as a result of the exercise of this Option, the Optionee, as a condition to the exercise of the Option, shall make arrangements satisfactory to the Company to enable it or any Subsidiary to satisfy all withholding liabilities. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this Option.

(b)           Tax Consultation .  Optionee understands that he or she may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that he or she will consult with any tax advisors Optionee deems appropriate in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company or any Affiliate for any tax advice.

(c)           Section 431 Election .  As a further condition of the exercise of this Option, the Optionee shall have signed a Section 431 Election in the form set out in Exhibit C-4 or in such other form as may be determined by HM Revenue & Customs from time to time.

(d)           Employer’s National Insurance Charges .  As a further condition of the exercise of an Option under the Plan the Optionee shall join with the Company or any other company or person who is or becomes a Secondary Contributor in making a Joint Election which has been approved by HM Revenue & Customs, for the transfer of the whole or any Secondary NIC Liability.

(e)           Optionee’s Tax Indemnity .

(i)            Indemnity .  To the extent permitted by law, the Optionee hereby agrees to indemnify and keep indemnified the Company, and the Company as trustee for and on behalf of any related corporation, for any Option Tax Liability and Secondary NIC Liability.

(ii)           No Obligation to Issue Shares .  The Company shall not be obliged to allot and issue any Shares or any interest in Shares pursuant to the exercise of this Option unless and until the Optionee has paid to the Company such sum as is, in the opinion of the Company, sufficient to indemnify the Company in full against the Option Tax Liability and the Secondary NIC Liability, or the Optionee has made such other arrangement as in the opinion of the Company will ensure that the full amount of any Option Tax Liability and any Secondary NIC Liability will be recovered from the Optionee within such period as the Company may then determine.

(iii)          Right of Retention .  In the absence of any such other arrangement being made, the Company shall have the right to retain out of the aggregate number of shares to which the Optionee would have otherwise been entitled upon the exercise of this Option, such number of Shares as, in the opinion of the Company, will enable the Company to sell as agent for the Optionee (at the best price which can reasonably expect to be obtained at the time of the sale) and to pay over to the Company sufficient monies out of the net proceeds of sale, after deduction of all fees, commissions and expenses incurred in relation to such sale, to satisfy the Optionee’s liability under such indemnity.

10.          Data protection .  By entering into this Option Agreement, and as a condition of the grant of the Option, Optionee consents to the collection, use, and transfer of personal data as described in this paragraph to the full extent permitted by and in full compliance with applicable laws.

(a)           Optionee understands that the Company and its Subsidiaries hold Data about the Optionee for the purpose of managing and administering the Plan.

(b)           Optionee further understands that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purposes of implementation, administration, and management of Optionee’s participation in the Plan, and that the Company and/or its Subsidiary may each further transfer Data to any Data Recipients.

(c)           Optionee understands that these Data Recipients may be located in Optionee’s country of residence or elsewhere, such as the United States.  Optionee authorises the Data Recipients to receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing Optionee’s participation in the Plan, including any transfer of such Data, as may be required for the administration of the Plan and/or the subsequent holding of Shares on Optionee’s behalf, to a broker or third party with whom the Shares acquired on exercise may be deposited. Where the transfer is to be to a destination outside the European Economic Area, the Company shall take reasonable steps to ensure that the Optionee’s personal data continues to be adequately protected and securely held.

(d)           Optionee understands that Optionee may, at any time, review the Data, request that any necessary amendments be made to it, or withdraw Optionee’s consent herein in writing by contacting the Company. Optionee further understands that withdrawing consent may affect Optionee’s ability to participate in the Plan.

11.          Additional terms .  Optionee has no right to compensation or damages for any loss in respect of the Option where such loss arises (or is claimed to arise), in whole or in part, from the termination of Optionee’s employment; or notice to terminate employment given by or to Optionee.

This exclusion of liability shall apply however termination of employment, or the giving of notice, is caused other than in a case where a competent tribunal or court, from which there can be no appeal (or which the relevant employing company has decided not to appeal), has found that the cessation of the Optionee’s employment amounted to unfair or constructive dismissal of Optionee and however compensation or damages may be claimed.

Optionee has no right to compensation or damages for any loss in respect of an Option where such loss arises (or is claimed to arise), in whole or in part, from any company ceasing to be a Subsidiary of the Company; or the transfer of any business from a Subsidiary of the Company to any person which is not a Subsidiary of the Company.  This exclusion of liability shall apply however the change of status of the relevant company, or the transfer of the relevant business, is caused, and however compensation or damages may be claimed.

12.          Entire Agreement; Governing Law . The Plan, Joint Election and Section 431 Election are incorporated herein by reference. The Plan, Joint Election, Section 431 Election and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of California.  The Joint Election and the Section 431 Election are governed by the laws of England and Wales.

13.          No Guarantee of Continued Service . OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING EMPLOYED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

This Agreement has been executed and delivered as a deed on the date set out below.

Dated:

SIGNED as a DEED
BY TWILIO, INC.

)
acting by the under-mentioned	)
person(s) acting on the authority of	)
the Company in accordance with the	)
laws of the territory of its incorporation:	)

Authorised signatory

SIGNED as a DEED	)
by [insert name of Optionee]	)
in the presence of:

Witness signature:

Name:

Address:

Occupation:

Optionee Residence address:

EXHIBIT A

UK EMI SUB-PLAN TO THE 2008 STOCK OPTION PLAN

EXERCISE NOTICE

Twilio Inc.
645 Harrison Street, 3rd Floor
San Francisco CA 94107

Attention:  Lee Kirkpatrick

1.             Exercise of Option . Effective as of today,                            ,          , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase       shares of the Common Stock (the “Shares”) of Twilio Inc. (the “Company”) under and pursuant to the UK EMI Sub-Plan to the 2008 Stock Option Plan (the “Plan”) and the Stock Option Agreement dated [                ] (the “Option Agreement”).

2.             Delivery of Payment . Purchaser herewith delivers to the Company the full purchase price of the Shares (and any Option Tax Liability and any Secondary NIC Liability), as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3.             Representations of Optionee .  Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.             Rights as Shareholder . Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

5.             Company’s Right of First Refusal . Subject to Section 6 hereof, before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(a)             Notice of Proposed Transfer . The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”) (iii) the number of Shares to be transferred to each Proposed Transferee and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b)           Exercise of Right of First Refusal . At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to anyone or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c)           Purchase Price . The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d)             Payment . Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by cheque), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)           Holder’s Right to Transfer . If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f)            Exception for Certain Family Transfers . Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares for no consideration during the Optionee’s lifetime to a member of the Optionee’s Immediate Family or a trust for the benefit of the Optionee and/or the Optionee’s Immediate Family or on the Optionee’s death by will or intestacy to the Optionee’s beneficiary or estate shall be exempt from the provisions of this Section. “Immediate Family” as used herein shall mean any child, stepchild, or grandchild, any parent, stepparent, or grandparent, any spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, or any Spousal Equivalent (as defined below). As used herein, a person is deemed to be a spousal equivalent provided the individual: (i) is in an exclusive, continuous, committed relationship with the relevant Stockholder, has been in that relationship for the twelve (12) months prior to the relevant date and intends to be in that relationship indefinitely, (ii) no such relationship with any other person and is not married to any other person, (iii) shares a principal residence with the Optionee (other than as a tenant or employee), (iv) is at least eighteen (18) years of age and legally and mentally competent to consent to contract, (v) is not related by blood to the Optionee to a degree of kinship that would prevent marriage from being recognized under the law of the state in which the individual and the Optionee legally reside, and (vi) is jointly responsible with the Optionee for each other’s common welfare and financial obligations; provided that the Optionee who wishes to transfer Shares to a Spousal Equivalent under this Section 5 or Section 6 below must provide proof of (i) a joint mortgage, (ii) a joint lease or (iii) a joint bank account, in each case held by both the Optionee and their Spousal Equivalent.  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

(g)           Termination of Right of First Refusal . The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) immediately prior to the Company’s first firm commitment underwritten public offering of its securities pursuant to a registration statement under the Securities Act of 1933, as amended, or (ii) immediately prior to a Change in Control.

6.             Restriction on Transfer .  Notwithstanding anything in Section 5 to the contrary, the Holder may not Transfer (as defined below) the Shares except in accordance with this Section 6.

(a)           Restriction on Transfer .  The Holder may not sell, assign, transfer, pledge, encumber or in any manner dispose of (“ Transfer ”) any of the Shares, whether voluntarily or by operation of law, or by gift or otherwise, other than by means of a Permitted Transfer (as defined below).  If any provision(s) of any agreement(s) currently in effect by and between the Company and the Holder (the “ Stockholder Agreement(s) ”) conflicts with this Section 6(a), this Section 6(a) shall govern, and the remaining provision(s) of the Stockholder Agreement(s) that do not conflict with this Section 6(a) shall continue in full force and effect.

(b)           Permitted Transfers .  For purposes of this Section 6, a “ Permitted Transfer ” shall mean any of the following:

(i)            any Transfer by the Holder of any or all of the Shares to the Company;

(ii)           any Transfer by the Holder of any or all of the Shares to the Holder’s Immediate Family or a trust for the benefit of the Holder or the Holder’s Immediate Family;

(iii)          any Transfer by the Holder of any or all of the Shares effected pursuant to the Holder’s will or the laws of intestate succession;

(iv)          any Transfer of Shares approved by the Board of Directors.

Notwithstanding the foregoing, if a Permitted Transfer is approved pursuant to subsection (iv) of this Section 6(b) and the Shares of the transferring party are subject to co-sale rights pursuant to a Stockholder Agreement (the “ Co-Sale Rights ”), the persons and/or entities entitled to the Co-Sale Rights shall be permitted to exercise their respective Co-Sale Rights in conjunction with that specific Permitted Transfer without any additional approval of the Board of Directors.

(c)           Void Transfers .  Any Transfer of Shares shall be null and void unless the terms, conditions and provisions of this Section 6 and Section 5 are strictly observed and followed.

(d)           Termination of Restriction on Transfer .  The foregoing restriction on transfer set forth in this Section 6 shall lapse upon the earlier of (i) immediately prior to the consummation of a Change in Control, or (ii) immediately prior to the Company’s first firm commitment underwritten public offering of its securities pursuant to a registration statement under the Securities Act of 1933, as amended.

7.             Tax Consultation . Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition Or the Shares and that Optionee is not relying on the Company for any tax advice.

8.             Restrictive Legends and Stop-Transfer Orders .

(a)           Legends . Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND IN THE BYLAWS OF THE ISSUER, COPIES OF WHICH MAY BE

OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b)           Stop- Transfer Notices . Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, (if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)          Refusal to Transfer . The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

9.             Successors and Assigns . The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

10.          Interpretation . Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

11.          Governing Law; Severability . This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of California. The Joint Election and Section 431 Election shall be governed by the laws of England and Wales. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Option Agreement will continue in full force and effect.

12.          Entire Agreement . The Plan, Joint Election, Section 431 Election and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement, the Joint Election, the Section 431 Election and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

OPTIONEE

Signature

Residence Address :

TWILIO INC.

By:
Lee Kirkpatrick
Secretary

EXHIBIT B
INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	Twilio Inc.

SECURITY:	Common Stock

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, I, the undersigned Optionee, represent to the Company as follows:

(a) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate: evidencing the Securities will be imprinted with any legend required under applicable state securities laws.

(c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144.

(d)           Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption win be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Optionee’s signature

Address of Optionee’s Principal Residence:

EXHIBIT C-1

TWILIO INC.
2008 STOCK OPTION PLAN
RESTRICTED STOCK PURCHASE AGREEMENT

(Early Exercise Option)

THIS RESTRICTED STOCK PURCHASE AGREEMENT is made between (the “Purchaser”) and Twilio Inc. (the “Company”), as of                   .

Unless otherwise defined herein, the terms defined in the 2008 Stock Plan shall have the same defined meanings in this Agreement.

RECITALS

(1)           Pursuant to the exercise of the Option granted to Purchaser under the Company’s 2008 Stock Option Plan and pursuant to the Stock Option Agreement (the “Option Agreement”) dated DATE, by and between the Company and Purchaser with respect to such grant, which Plan and Option Agreement is hereby incorporated by reference, Purchaser has elected to purchase                   of those shares which have not become vested under the vesting schedule set forth in the Option Agreement (“Unvested Shares”).  The Unvested Shares and the shares subject to the Option Agreement which have become vested are sometimes collectively referred to herein as the “Shares.”

(2)           As required by the Option Agreement, as a condition to Purchaser’s election to exercise the option, Purchaser must execute this Restricted Stock Purchase Agreement, which sets forth the rights and obligations of the parties with respect to Shares acquired upon exercise of the Option.

1.             Repurchase Option .

(a)           If Purchaser ceases to be a Service Provider (as defined in the Company’s 2008 Stock Option Plan) for any reason, including for cause, death, or Disability, the Company shall have the right and option to purchase from Purchaser, or Purchaser’s personal representative, as the case may be, all of Purchaser’s Unvested Shares at the exercise price paid by Purchaser for such Shares in connection with the exercise of the Option (the “Repurchase Option”).

(b)           Unless the Company notifies Purchaser within 90 days from the date of termination of Purchaser’s employment or consulting relationship that it does not intend to exercise its Repurchase Option with respect to some or all of the Shares, the Repurchase Option shall be deemed automatically exercised by the Company as of the 90th day following such termination, provided that the Company may notify Purchaser that it is exercising its Repurchase Option as of a date prior to such 90th day.  Unless Purchaser is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Option as to some or all of the Shares to which it applies at the time of termination, execution of this Agreement by Purchaser constitutes written notice to Purchaser of the Company’s intention to exercise its Repurchase Option with respect to all Shares to which such Repurchase Option applies.  Upon such ninetieth (90th) day, the rights of Purchaser with respect to such Shares shall be solely to receive cash therefore.  The closing of the repurchase shall take place at the Company’s office.  At the closing, the holder of the certificates for the Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price therefore.  At the closing, the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and the rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unvested Shares being repurchased by the Company.

(c)           Whenever the Company shall have the right to repurchase Unvested Shares hereunder, the Company may designate and assign one or more employees, officers, directors or stockholders of the Company or other persons or organizations to exercise all or a part of the Company’s Repurchase Option under this Agreement and purchase all or a part of such Unvested Shares.

(d)           At its option, the Company may elect to make payment for the Unvested Shares to a bank selected by the Company.  The Company shall avail itself of this option by a notice in writing to Purchaser stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.

(e)           If the Company gives Purchaser notice that it does not elect to exercise the Repurchase Option conferred above, the Repurchase Option shall terminate.

(f)            One hundred percent (100%) of the Unvested Shares shall initially be subject to the Repurchase Option.  The Unvested Shares shall be released from the Repurchase Option in accordance with the Vesting Schedule set forth in the Notice of Grant until all Shares are released from the Repurchase Option.  Fractional Shares shall be rounded to the nearest whole share.

2.             Transferability of the Shares; Escrow .

(a)           Purchaser hereby authorizes and directs the secretary of the Company, or such other person designated by the Company from time to time, to transfer the Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

(b)           To ensure the availability for delivery of Purchaser’s Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 1, Purchaser hereby appoints the assistant secretary, or any other person designated by the Company from time to time as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the assistant secretary of the Company, or such other person designated by the Company from time to time, the share certificate(s) representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit C-2 .  The Unvested Shares and stock assignment shall be held by the assistant secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit C-3 hereto, until the Company exercises its Repurchase Option as provided in Section 1, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect.  Upon vesting of the Unvested Shares, the escrow agent shall promptly deliver to Purchaser the certificate or certificates representing such Shares in the escrow agent’s possession belonging to Purchaser, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

(c)           The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

(d)           Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws, the Company’s bylaws and as set forth in Sections 5 and 6 of the Exercise Notice (collectively, the “Transfer Restrictions”).  Any transferee shall hold such Shares subject to all the provisions hereof and the Exercise Notice executed by Purchaser with respect to any Unvested Shares purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement.  Any transfer or attempted transfer of any of the Shares not in accordance with the terms of this Agreement and all Transfer Restrictions shall be void and the Company may enforce the terms of this Agreement by stop transfer instructions or similar actions by the Company and its agents or designees.

3.             Ownership, Voting Rights, Duties .  This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

4.             Legends .  The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER AND IN THE BYLAWS OF THE ISSUER, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE COMPANY.

5.             Adjustment for Stock Split .  All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

6.             Notices .  Notices required hereunder shall be given in person or by registered mail to the address of Purchaser shown on the records of the Company, and to the Company at its principal executive office.

7.             Survival of Terms .  This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

8.             Representations .  Purchaser has reviewed with his or her own tax advisors the any applicable local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  Purchaser understands that Purchaser (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

10.          Governing Law; Severability .  This Agreement shall be governed by and construed in accordance with the State of California excluding that body of law pertaining to conflicts of law.  Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

Purchaser represents that he or she has read this Agreement and is familiar with its terms and provisions.  Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

TWILIO INC.

By:
Lee Kirkpatrick
Secretary

PURCHASER

By:

Name:

Address:

EXHIBIT C-2

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I, NAME, hereby sell, assign and transfer unto                  (                 ) shares of the Common Stock of Twilio Inc. registered in my name on the books of said corporation represented by Certificate No.        herewith and do hereby irrevocably constitute and appoint                        to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Assignment Separate from Certificate may be used only in accordance with the Restricted Stock Purchase Agreement between Twilio Inc. and the undersigned dated                            .

Dated:

Signature:

INSTRUCTIONS:   Please do not fill in any blanks other than the signature line.  The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Restricted Stock Purchase Agreement, without requiring additional signatures on the part of Purchaser.

EXHIBIT C-3

JOINT ESCROW INSTRUCTIONS

Lee Kirkpatrick
Twilio Inc.
645 Harrison Street, 3rd Floor
San Francisco CA 94107

As Escrow Agent for both Twilio Inc. (the “Company”) and the undersigned purchaser of stock of the Company (the “Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (“Agreement”) between the Company and the undersigned, in accordance with the following instructions:

1.             In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the “Company”) exercises the Company’s Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company.  Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2.             At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a cheque, or a combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company’s Repurchase Option.

3.             Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement.  Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute, with respect to such securities, all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities.  Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4.             Upon written request of Purchaser, but no more than once per calendar year, unless the Company’s Repurchase Option has been exercised, you will deliver to Purchaser a certificate or certificates representing the number of shares of stock as are not then subject to the Company’s Repurchase Option.  Within one hundred twenty (120) days after Purchaser ceases to be a Service Provider, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company’s Repurchase Option.

5.             If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

6.             Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7.             You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties.  You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8.             You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court.  In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9.             You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10.          You shall not be liable for the expiration of any rights under any applicable statute of limitations or similar statute or regulation with respect to these Joint Escrow Instructions or any documents deposited with you.

11.          You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefore.

12.          Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party.  In the event of any such termination, the Company shall appoint a successor Escrow Agent.

13.          If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14.          It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15.          Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at such addresses as a party may designate by written notice to each of the other parties hereto.

16.          By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17.          This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18.          These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding that body of law pertaining to conflicts of law.

(Signature Page Follows)

IN WITNESS WHEREOF, these Joint Escrow Instructions shall be effective as of the date first set forth above.

TWILIO INC.

By:
Lee Kirkpatrick
Secretary

PURCHASER:

By:

Name:

ESCROW AGENT:

By:

Name:

Title:

EXHIBIT C-4

SECTION 431 ELECTION

DATED	2012

TWILIO , INC.

and

TWILIO EUROPE LIMITED

and

OPTIONEE

_____________________

JOINT ELECTION

_____________________

5 New Street Square, London EC4A 3TW Tel +44 (0)20 7300 7000 Fax +44 (0)20 7300 7100 DX 41 London www.taylorwessing.com

Berlin, Brussels, Cambridge, Dubai, Düsseldorf, Frankfurt, Hamburg, London, Munich, Paris.
Representative offices: Beijing, Shanghai. Associated office: Warsaw

JOINT ELECTION

THIS JOINT ELECTION is made on	2012

BETWEEN

(1)                                  TWILIO , INC. whose office is at 501 Folsom St. First Floor, San Francisco, California 94105, USA (the “Company”); and

(2)                                 TWILIO EUROPE LIMITED registered in England and Wales with company number 07945978 whose registered office is at 5 New Street Square, London, United Kingdom, EC4A 3TW (the “Employer”); and

(3)                                  [INSERT NAME OF OPTIONEE] of [ insert address of Optionee ] whose National Insurance number is [ insert National Insurance number ] (the “Optionee” which shall include his executors or administrators in the case of his death).

INTRODUCTION

(A)                                The Optionee may be granted options from time to time (each one an “Option”) to acquire shares of the Common Stock of the Company (the “Shares”) on terms to be set out in stock option agreements to be issued to the Optionee and which will be subject to the UK EMI sub-plan to the Twilio, Inc. 2008 Stock Option Plan (the “Plan”).

(B)                                The grant of the Option may take place before or after the Optionee has executed this joint election (the “Joint Election”).  The Joint Election is in an approved format.  The exercise, cancellation, release, assignment or other disposal of an Option is subject to the Optionee entering into this Joint Election.

(C)                                The Optionee is currently an employee of the Employer.

(D)                                The exercise, release, cancellation, assignment or other disposal of an Option (a “Trigger Event”) (whether in whole or in part), may result in the Employer or, if and to the extent that there is a change in law, any other company or person who becomes the secondary contributor for National Insurance contributions (“NIC”) purposes at the time of such Trigger Event having a liability to pay employer’s (secondary) Class I NICs (or any tax or social security premiums which may be introduced in substitution or in addition thereto) in respect of such Trigger Event.

(E)                                 Where the context so admits, any reference in this Joint Election:

(i)                                      to the singular number shall be construed as if it referred also to the plural number and vice versa;

(ii)                                   to the masculine gender shall be construed as though it referred also to the feminine gender;

(iii)                                to a statute or statutory provision shall be construed as if it referred also to that statute or provision as for the time being amended or re-enacted; and

(iv)                               Shares means shares of the Common Stock of the Company.

AGREED TERMS

1.                                       Joint Election

1.1                                It is a condition of the exercise, cancellation, release, assignment or other disposal of an Option that the Optionee has entered into this Joint Election with the Employer.

1.2                                The Optionee, the Company and the Employer elect to transfer the liability (the “Liability”) for all of the employer’s (Secondary) Class I NICs, referred to in (D) above and charged on payments or other benefits arising on a Trigger Event and treated as remuneration and earnings pursuant to section 4(4)(a) of the Social Security Contributions and Benefit Act 1992 (“SSCBA”) to the Optionee.  This Joint Election is made pursuant to an arrangement authorised by paragraph 3B, Schedule 1 of the SSCBA.

1.3                                This Joint Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of the Social Security Contributions and Benefits Act 1992 or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

1.4                                This Joint Election will not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part 7 of Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) ( employment income: securities with artificially depressed market value ).

2.                                       Restriction on registration until liability paid by Optionee

The Optionee hereby agrees that no Shares shall be registered in his name until he has met the Liability as a result of a Trigger Event in accordance with this Joint Election.

3.                                       Payment

3.1                                Where, in relation to an Option, the Optionee is liable, or is in accordance with current practice at the date of the Trigger Event believed by the Employer to be liable (where it is believed that the shares under option are readily convertible assets), to account to HM Revenue & Customs for the Liability, the Optionee and the Employer agree that, upon receipt of the funds to meet the Liability from the Optionee, that such funds to meet the Liability shall be paid to the Collector of Taxes or other relevant taxation authority by the Employer on the Optionee’s behalf within 14 days of the end of the income tax month in which the gain on the Option was made (“the 14 day period”) and for the purposes of securing payment of the Liability the Optionee will on the occurrence of a Trigger Event:

(a)                                  pay to the Employer a cash amount equal to the Liability; and/or

(b)                                  suffer a deduction from salary or other remuneration due to the Optionee such deduction being in an amount not exceeding the Liability; and/or

(c)                                   at the request of the Company enter into such arrangement or arrangements necessary or expedient with such person or persons (including the appointment of a nominee on behalf of the Optionee) to effect the sale of Shares acquired through the exercise of the Option to cover all or any part of the Liability and use the proceeds to pay the Employer a cash amount equal to the Liability.

3.2                                The Employer shall pass all monies it has collected from the Optionee in respect of the Liability to the Collector of Taxes by no later than 14 days after the end of the income tax month in which the Trigger Event occurred.

4.                                       Termination of Joint Election

4.1                                This Joint Election shall cease to have effect on the occurrence of any of the following:

(a)                                  if the terms of this Joint Election are satisfied in the reasonable opinion of the Company, the Employer and the Optionee;

(b)                                  if the Company, the Employer and the Optionee jointly agree in writing to revoke this Joint Election;

(c)                                   if HM Revenue & Customs withdraws approval of this Joint Election so far as it relates to options covered by the Joint Election but not yet granted;

(d)                                  if the Options lapse or no Option is otherwise capable of being exercised pursuant to the Plan; and/or

(e)                                   if the Company and/or the Employer serve notice on the Optionee that the Joint Election is to cease to have effect.

5.                                       Further assurance

5.1                                The Company, Employer and the Optionee shall do all such things and execute all such documents as may be necessary or desirable to ensure that this Joint Election complies with all relevant legislation and/or HM Revenue & Customs requirements.

5.2                                The Optionee shall notify the Employer in writing of any Trigger Event which occurs in relation to an Option within three days of such Trigger Event.

5.3                                The Company intends, as soon as practicable, to notify the Employer of the Optionee’s intention of exercising an Option and shall provide the Employer with such information available to the Company to enable the Employer to calculate the Liability arising on the Trigger Event.

6.                                       Secondary Contributor

The Employer enters into this Joint Election on its own behalf and on behalf of the Company, or, if and to the extent that there is a change in law, any other company or person who is or becomes a secondary contributor for NIC purposes in respect of this Option.  It is agreed that the Employer can enforce the terms of this Joint Election against the Optionee on behalf of any such company.

7.                                       Binding Effect

7.1                                The Optionee agrees to be bound by the terms of this Joint Election and for the avoidance of doubt the Optionee shall continue to be bound by the terms of this Joint Election regardless of which country the Optionee is working in when the Liability arises and regardless of whether the Optionee is an employee of the Employer when the Liability arises.

7.2                                The Employer and the Company agree to be bound by the terms of this Joint Election and for the avoidance of doubt the Employer and Company shall continue to be bound by the terms of this Joint Election regardless of which country the Optionee is working in when the Liability arises and regardless of whether the Optionee is an employee of the Employer when the Liability arises.

8.                                       Governing Law

This Joint Election shall be governed by and construed in accordance with English law and the parties irrevocably submit to the non-exclusive jurisdiction of the English Courts to settle any claims, disputes or issues which may arise out of this deed.

This Joint Election has been executed and delivered as a deed on the date written above.

SIGNED as a DEED	)
by TWILIO, INC.	)
acting by the under-mentioned	)
person(s) acting on the authority	)
of the Company in accordance	)
with the laws of the territory of	)
its incorporation:	)

Authorised signatory

Signed as a DEED	)
By TWILIO EUROPE LIMITED	)
acting by:	)

Director

In the presence of:

Witness Signature:

Name:

Address:

Occupation:

SIGNED as a DEED	)
by [insert name of Optionee]	)

in the presence of:

Witness signature:

Name:

Address:

Occupation:

SECTION 431 ELECTION

Joint Election under s431 ITEPA 2003 for full or partial disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003

One Part Election

1.               Between

the Employee	[insert name of employee]
whose National Insurance Number is	[insert NINO]

and

the Company (who is the Employee’s employer)	Twilio Europe Limited
of Company Registration Number	07945978

2.               Purpose of Election

This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply.  An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition.  Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NIC that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NIC due by reason of this election.  Should this be the case, there is no Income Tax/NIC relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3.               Application

This joint election is made not later than 14 days after the date of acquisition of the securities by the employee and applies to:

Number of securities	[insert number]
Description of securities	Shares of Common Stock
Name of issuer of securities	Twilio, Inc.

To be acquired by the Employee after [dd/mm/yyyy] under the terms of the UK EMI Sub-Plan to the Twilio, Inc. 2008 Stock Option Plan.

4.                   Extent of Application

This election disapplies:

S.431(1) ITEPA: All restrictions attaching to the securities.

5.               Declaration

This election will become irrevocable upon the later of its signing or the acquisition (* and each subsequent acquisition) of employment-related securities to which this election applies.

(* delete as appropriate)

In signing this joint election, we agree to be bound by its terms as stated above.

/ /
Signature (Employee)	Date

/ /
I. Signature (for and on behalf of the Company)	Date

Position in company

Note:      Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.